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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------

                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------

     Date of Report (Date of Earliest Event Reported):  August 7, 1996


                           CUC INTERNATIONAL INC.
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           (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

            1-10308                                    06-0918165
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   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

   707 Summer Street, Stamford, Connecticut                    06901
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   (Address of Principal Executive Offices)                 (Zip Code)

                               (203) 324-9261
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            (Registrant's Telephone Number, Including Area Code)

                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)
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     ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On August 7, 1996, pursuant to an Agreement and Plan of Merger dated as of April 19, 1996, CUC International Inc., a Delaware corporation (the "Registrant"), consummated a merger (the "Merger") whereby IG Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Registrant ("Merger Sub"), was merged with and into Ideon Group, Inc., a Delaware corporation ("Ideon"), with Ideon surviving the Merger as a wholly owned subsidiary of the Registrant.

          In the Merger (which has been accounted for as a pooling-of-interests for accounting and financial reporting purposes), among other things, each share of the common stock, $0.01 par value, of Ideon ("Ideon Common Stock") issued and outstanding immediately prior to the effective time of the Merger (the "Effective Time") (other than shares of Ideon Common Stock held in the treasury of Ideon or by any subsidiary of Ideon, or shares of Ideon Common Stock owned by the Registrant, Merger Sub or any other subsidiary of the Registrant) was converted into .3944 shares of the common stock, $0.01 par value, of the Registrant ("Registrant Common Stock"). In addition, each option to purchase shares of Ideon Common Stock outstanding immediately prior to the Effective Time and granted under Ideon's option or compensation plans now represents an option to purchase shares of Registrant Common Stock (rounded up to the nearest whole share) determined by multiplying (i) the number of shares of Ideon Common Stock subject to the option immediately prior to the Effective Time by
     (ii) .3944, at an exercise price per share of Registrant Common Stock (increased to the nearest whole cent) equal to the exercise price per share of Registrant Common Stock immediately prior to the Effective Time, divided by .3944.

          Notwithstanding the foregoing, options held at the Effective Time by Ideon's directors were converted into the right to receive the number of shares of Registrant Common Stock determined by multiplying (i) the number of shares of Ideon Common Stock such director could have purchased had such director exercised such options in full immediately prior to the Effective Time by (ii) a fraction, the numerator of which is the excess, if any, of $13.50 over the applicable exercise price of such options, and the denominator of which is $34.23.
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          Based on the total shares of Ideon Common Stock outstanding immediately prior to the Effective Time, approximately 11,061,000 shares of Registrant Common Stock (having an aggregate market value of approximately $396,813,375 at the Effective Time) have been issued in the Merger.

          The consideration received by the holders of Ideon Common Stock in the Merger (i.e., the exchange ratio of .3944 shares of Registrant Common Stock for each share of Ideon Common Stock) and the other material terms of the Merger Agreement were determined by arms'-length negotiation between the Registrant and Ideon.

          For a more complete description of the terms of the Merger and the transactions contemplated thereby, reference is hereby made to the Merger Agreement which is incorporated by reference in this Current Report on Form 8-K as Exhibit 2.1.

     ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
               AND EXHIBITS.

          (A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impracticable to provide the required financial statements for Ideon at the date hereof. The Registrant undertakes to file such required financial statements by means of amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than October 7, 1996.

          (B)  PRO FORMA FINANCIAL INFORMATION.

          It is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X at the date hereof. The Registrant undertakes to file such required pro forma financial information by means of amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than October 7, 1996.


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          (C)  EXHIBITS

          2.1 Agreement and Plan of Merger dated as of April 19, 1996, among Ideon Group, Inc., CUC International Inc. and IG Acquisition Corp. (incorporated herein by reference to Exhibit 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 1996, filed with the Commission on April 26, 1996).

          99.1 Press Release issued by the Registrant on August 7,
               1996.


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                                 Signature


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CUC INTERNATIONAL INC.

                                        By: /s/ Christopher K. McLeod
                                            -------------------------
                                        Name:   Christopher K. McLeod
                                        Title:  Executive Vice
                                                President

     Dated:    August 13, 1996


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                               EXHIBIT INDEX

     Exhibit No.         Description
     -----------         -----------
          2.1    Agreement and Plan of Merger dated as of April
                 19, 1996, among Ideon Group, Inc., CUC
                 International Inc. and IG Acquisition Corp.
                 (incorporated herein by reference to Exhibit
                 10.21 to the Registrant's Annual Report on Form 10-K for the fiscal year ended January 31, 1996, filed with the Commission on April 26, 1996).

          99.1   Press Release issued by the Registrant on August 7,
                 1996.




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